UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934
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JPMORGAN INSTITUTIONAL TRUST

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JPMORGAN INSTITUTIONAL TRUST
JPMorgan Core Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Equity Index Trust

245 Park Avenue
New York, New York 10167

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 22, 2009

March 3, 2009

To the Shareholders:

A Special Meeting of the shareholders of JPMorgan Institutional Trust (the “Trust”), on behalf of each of its series named above (each, a “Fund”, and collectively, the “Funds”) will be held on April 22, 2009, at 10:00 a.m., Eastern Time, at 245 Park Avenue, New York, New York. Please contact your Client Service Manager if you have questions relating to attending the Special Meeting in person. The Special Meeting will be held for the following purposes:

1.  To elect a Board of thirteen Trustees (Proposal 1);

2.  To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

The close of business on February 23, 2009 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE TRUST OF FURTHER SOLICITATION. IN ADDITION TO VOTING BY MAIL, YOU MAY ALSO VOTE EITHER BY TELEPHONE OR VIA THE INTERNET, AS FOLLOWS:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement before you vote.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on April 22, 2009.

This Proxy Statement is available at the website listed on your proxy card.

By Order of the Board of Trustees,

Jessica K. Ditullio

Secretary

JPMorgan Institutional Trust
JPMorgan Core Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Equity Index Trust

245 Park Avenue
New York, New York 10167

PROXY STATEMENT

Special Meeting of Shareholders to be held on April 22, 2009

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of JPMorgan Institutional Trust1 (the “Trust”) on behalf of JPMorgan Core Bond Trust (“Core Bond Trust”), JPMorgan Intermediate Bond Trust (“Intermediate Bond Trust”), and JPMorgan Equity Index Trust (“Equity Index Trust”) (each, a “Fund”, and collectively, the “Funds”) for use at the special meeting of shareholders to be held on April 22, 2009 (the “Meeting”) and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of each nominee for trustee, and for or against any other matters acted upon at the meeting in the discretion of the persons named as proxies.

A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Funds a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about March 3, 2009.

The Board has fixed the close of business on February 23, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. A majority of the total outstanding shares of the Trust entitled to vote shall constitute a quorum for purposes of Proposal 1.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation or proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more

1	In addition to the Funds, JPMorgan Institutional Trust consists of two additional series: JPMorgan Ultra Short Duration Bond Trust and JPMorgan Short-Term Bond Trust. These two funds have not commenced operations.

adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this proxy statement entitled “Adjournments” for additional details.

Shares of the Funds are held of record by J.P. Morgan Investment Management Inc. or its affiliates on behalf of institutional clients pursuant to investment advisory agreements or other arrangements with such institutional clients (the “Clients”). To the extent that any Fund is held in “street name” by broker-dealer firms for the benefit of their customers and clients, the Funds expect that such broker-dealer firms will request the instructions of such customers and clients on how to vote their shares on each proposal at the meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealers may grant authority to the proxies designated by the Trust to vote on the election of trustees for the Trust if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

In tallying shareholder votes, abstentions, withhold authority votes and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy card but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business.

PROPOSAL 1

ELECTION OF TRUSTEES

Background

The Board, based on the recommendation of the Nominating Committee, has nominated the following individuals for election as trustees of the Funds (each, a “Nominee” and collectively, the “Nominees”) who currently serve as trustees of the JPMorgan Funds. Each Nominee would hold office until his or her successor is elected and qualified. The Nominees are Fergus Reid, III, William J. Armstrong, John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Peter C. Marshall, Marilyn McCoy, William G. Morton, Jr., Robert A. Oden, Jr., Frederick W. Ruebeck, James J. Schonbachler, Frankie D. Hughes, and Leonard M. Spalding, Jr. None of the Nominees have served as trustees of the Funds. The Nominees serve on the Board of Trustees (the “JPMorgan Funds Board”) of the JPMorgan Funds, a mutual fund complex consisting of 138 registered investment companies advised by the Funds’ investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”) or its affiliates. JPMIM is a wholly owned subsidiary of JPMorgan

Chase & Co., a leading global financial services firm with assets of $2.2 trillion and operations in more than 60 countries.

The Funds are currently overseen by a Board of six members (the “Alternative Products Board”). At a meeting held on January 15, 2009, the current Board, based upon the recommendation of the Nominating Committee, increased the number of trustees of the Funds from six to thirteen, with such increase to take effect immediately after the Meeting. The increase in the number of trustees and the nomination of the thirteen Nominees is one of the last of a series of initiatives that are designed to, among other things, further integrate administration of the Funds with the JPMorgan Funds following the July 1, 2004 merger of Bank One Corporation into JPMorgan Chase & Co. Since July 1, 2004, JPMIM and its affiliates have actively taken steps to integrate the fund operations of the two organizations to the greatest extent possible in order to take advantage of operational and administrative efficiencies that are expected to be achieved by such integration. One way to achieve such efficiencies is the election of a single Board for the Trust and the other U.S. registered investment companies advised by JPMIM and its affiliates. This includes the election of the JPMorgan Funds Board for the Funds and certain other registered investment companies overseen by the Alternative Products Board.

The Alternative Products Board also serves as the Board for: (1) the J.P. Morgan Series Trust II, a registered investment company which consists of five funds whose shares are sold to insurance company separate accounts to fund variable insurance products (“Series Trust II”); and (2) Pacholder High Yield Fund, Inc., a closed end fund (“Pacholder Fund”). On November 18, 2008, the Series Trust II announced that the Board of Series Trust II had approved, subject to shareholder approval, the merger of each of the Series Trust II funds into compatible series of JPMorgan Insurance Trust. The JPMorgan Insurance Trust is overseen by the JPMorgan Funds Board. In addition, the Pacholder Fund has filed a proxy to elect the Nominees as the Board of Directors for the Pacholder Fund. If these initiatives are approved by the shareholders of Series Trust II and the Pacholder Fund, respectively, the JPMorgan Funds Board will effectively serve as the Board of the funds that currently comprise Series Trust II and will also serve as the Board of the Pacholder Fund.

As a result of the mergers discussed above, it is anticipated that the number of funds overseen by the Alternative Products Board will decrease. In addition, it was originally anticipated that the Alternative Products Board would oversee additional alternative strategy funds and closed-end funds advised by JPMIM as they were formed and brought to market. Due to current economic conditions, it is unlikely that new funds of these types will be introduced on the schedule originally anticipated by JPMIM. These factors led the Alternative Products Board to question whether a separate Board for JPMIM’s alternative products remains viable from an economic and administrative standpoint. In considering this question, JPMIM and the Alternative Products Board took into account the desire to provide fair compensation to the Alternative Products Board members for their services, incidental expenses incurred by the Funds and the administrative burden and costs associated with maintaining multiple boards.

Additional information concerning the board restructuring proposal and the Nominees is set forth below.

Description of the Board Restructuring Proposal. At the December 10–11, 2008 and January 15, 2009 meetings of the Alternative Products Board, JPMIM and JPMorgan Funds Management, Inc. (“JPMFM”), the Funds’ administrator, presented a proposal (the “Proposal”) to restructure the Funds’ Board so that the JPMorgan Funds Board would serve as the Board of Trustees of the Trust. The Board for the Trust and the JPMorgan Funds would consist of thirteen members, including all thirteen existing members of the JPMorgan Funds Board.

Fergus Reid serves as the Chairman of the JPMorgan Funds Board and the Proposal contemplates that, if elected as a trustee of the Funds, he would serve as Chairman of the Funds’ Board as well. The JPMorgan Funds Board members serve as trustees for the following registered investment companies: (1) JPMorgan Trust I, a registered investment company which consists of 78 funds; (2) JPMorgan Trust II, a registered investment company which consists of 41 funds; (3) J.P. Morgan Mutual Fund Group, Inc., a registered investment company which consists of the JPMorgan Short Term Bond Fund II; (4) J.P. Morgan Fleming Mutual Fund Group, a registered investment company which consists of the JPMorgan Mid Cap Value Fund; (5) J.P. Morgan Mutual Fund Investment Trust, a registered investment company which consists of the JPMorgan Growth Advantage Fund; (6) JPMorgan Insurance Trust, a registered investment company which consists of 11 funds; (7) Undiscovered Managers Funds, a registered investment company which consists of four funds; and (8) UM Investment Trust, a registered investment company which consists of the Undiscovered Managers Multi-Strategy Fund.

The JPMorgan Funds overseen by the JPMorgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging market debt funds, (2) money market funds, (3) international, emerging market and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds including equity index funds that are designed to replicate the S&P 500, and (6) specialty funds including market neutral funds and funds that invest in real estate securities.

The Funds are managed in a substantially similar manner and by the same portfolio management teams as certain of the JPMorgan Funds. The table below identifies the JPMorgan Funds managed by the same portfolio management team and in a substantially similar manner as the applicable Fund.

Name of Fund	JPMorgan Funds Managed in a Substantially Similar Style and by the same Portfolio Managers
JPMorgan Core Bond Trust	JPMorgan Core Bond Fund, a series of JPMorgan Trust II JPMorgan Insurance Trust Bond Portfolio, a series of JPMorgan Insurance Trust
JPMorgan Intermediate Bond Trust	JPMorgan Intermediate Bond Fund, a series of JPMorgan Trust II
JPMorgan Equity Index Trust	JPMorgan Equity Index Fund, a series of JPMorgan Trust II
JPMorgan Insurance Trust Equity Index Portfolio, a series of JPMorgan Insurance Trust

In addition, the JPMorgan Funds Board oversees additional JPMorgan Funds that are managed by members of the same portfolio management team that manage the Funds or that use similar investment strategies to those used by the Funds.

The JPMorgan Funds Board has several committees including an Investments Committee, a Compliance Committee, a Governance Committee, and an Audit Committee. The Investments Committee has three sub-committees including an Equity Sub-Committee, a Money Market and Alternative Investments Sub-Committee, and a Fixed Income Sub-Committee. Different members of the Investments Committee serve on the sub-committee with respect to each asset type thereby allowing the JPMorgan Funds Board to effectively evaluate information for the 138 Funds in the complex in a focused, disciplined manner.

The Fixed Income Sub-Committee is responsible for fixed income funds including funds that use strategies substantially similar to those of the Core Bond Trust and the Intermediate Bond Trust. Mr. Fred Ruebeck serves as Chairman of the Fixed Income Sub-Committee. Currently, the Fixed Income Sub-Committee is responsible for 38 fixed income funds including all of the other registered investment companies managed by members of the portfolio management teams for Core Bond Trust and Intermediate Bond Trust. The Fixed Income Sub-Committee also receives information about other JPMorgan Funds that utilize strategies similar to those used by the Core Bond Trust and the Intermediate Bond Trust but that are managed by different teams.

The Money Market and Alternative Products Sub-Committee is responsible for funds that use quantitative strategies including funds that use an index strategy. Dr. Goldstein serves as Chairman of the Money Market and Alternative Products Sub-Committee. Currently, the Money Market and Alternative Products Sub-Committee is responsible for 23 funds including other registered investment companies that are managed by members of the Equity Index Trust’s portfolio management team. The Money Market and Alternative Products Sub-Committee also has access to information concerning Funds that are not managed by the Equity Index Trust’s portfolio management team but that utilize index strategies.

In addition to the Investments Committee, the JPMorgan Funds Board also has a Governance Committee, a Compliance Committee, and an Audit Committee. This committee structure allows the JPMorgan Funds Board to effectively manage its workload and evaluate a large volume of information for the funds for which it is responsible.

Nominating Committee and Board Consideration of Proposal. Subsequent to the Board meeting on December 10–11, 2008, members of the Alternative Products Board’s Nominating Committee met with members of the Governance Committee of the JPMorgan Funds Board on January 8, 2009 and received additional information concerning the JPMorgan Funds Board, its committee structure, and its ability to provide services comparable to those provided by the Alternative Products Board. In addition, the Nominating Committee received from JPMIM and JPMFM additional information concerning the Proposal which included: (1) a description of the proposed changes to the size and composition of the Board; (2) a description of the collateral changes that are expected to flow from the Proposal including changes in committee structures and compensation and in service providers; (3) a discussion of how the Proposal would benefit the Funds and their shareholders; (4) information concerning the experience and qualifications of each member of the JPMorgan Funds Board; and (5) a discussion of how the Proposal would affect each Fund’s expenses. With respect to expenses, it was noted that the Proposal would not increase the Funds’ net expenses due to the contractual expense caps applicable to the Funds. It was further noted that it was anticipated that the contractual expense caps would continue until at least June 30, 2010. The Nominating Committee also considered that the trustee compensation would be allocated to all Funds overseen by the JPMorgan Funds Board and both the number and asset base of the JPMorgan Funds is significantly higher resulting in a lower allocation of trustee compensation to the Funds.

The Nominating Committee met on January 13, 2009 to review and consider the Proposal and the additional information that had been provided by JPMIM and JPMFM and to determine whether implementation of the Proposal would be in the best interest of each Fund and its shareholders. The Nominating Committee considered, among other things, the anticipated benefits of the Proposal to the Funds and their shareholders including (1) administrative and operational efficiencies created by having the Funds and all other JPMorgan Funds overseen by boards composed of the same individuals; and (2) the experience of the JPMorgan Funds Board members including experience with the Funds’ and the JPMorgan Funds’ common service providers such as JPMIM, JPMFM, and JPMorgan Chase Bank, N.A., the Funds’ and the JPMorgan Funds’ custodian, fund accountant, and with respect to the Funds and certain JPMorgan Funds, securities lending agent. The

Board also considered the ability of the JPMorgan Funds Board to devote sufficient attention to the Funds and provide services comparable to those provided by the Alternative Products Board noting that the JPMorgan Funds Board committee structure and the experience and qualification of its board members would allow the JPMorgan Funds Board to effectively oversee the Funds.

The Nominating Committee met again on January 15, 2009. At the meeting, the Nominating Committee considered the information provided by JPMIM and JPMFM, the experience and qualifications of the Nominees, and the benefits to shareholders of the Proposal. Based on its review, the Nominating Committee determined that the Proposal was in the best interest of each Fund and its shareholders. Accordingly, the Nominating Committee approved the Proposal and recommended that the full Board take the actions necessary to implement the Proposal. At its meeting on January 15, 2009, the Board reviewed the recommendation of the Nominating Committee. After consideration of the benefits to each Fund and its shareholders, the Board adopted the resolutions necessary to implement the Proposal including resolutions to: (1) increase the number of trustees of the Funds from six to thirteen effective immediately after the Meeting; and (2) nominate the Nominees for election at the Meeting.

Information concerning Nominees. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a trustee of the Trust if elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Nominees. The address for each of the Nominees is 245 Park Avenue, New York, New York 10167.

The following tables set forth information concerning the Nominees.

Name and Year of Birth	Positions held with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[4] Overseen by Nominee	Other Directorships Held by Nominee[5]
Disinterested Nominees
William J. Armstrong (1941)	None	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None

Name and Year of Birth	Positions held with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[4] Overseen by Nominee	Other Directorships Held by Nominee[5]
John F. Finn (1947)	None	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007–present)
Dr. Matthew Goldstein (1941)	None	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City.
Robert J. Higgins (1945)	None	Retired. Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2002).	144	None.
Peter C. Marshall (1942)	None	Self-employed, business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy[1] (1948)	None	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937)	None	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946)	None	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Trustee, American University in Cairo (1999–present) Trustee, Carleton College (2002–present)

Name and Year of Birth	Positions held with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[4] Overseen by Nominee	Other Directorships Held by Nominee[5]
Fergus Reid, III (1932)	None	Chairman, Joe Pietryka, Inc. (formerly, Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939)	None	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943)	None	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None
Interested Nominees
Frankie D. Hughes (1952)[2]	None	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	144	None
Leonard M. Spalding, Jr.[3] (1935)	None	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield– Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

1	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co.

2.	Ms. Hughes is treated as an “interested person” of the JPMorgan Funds based on the portfolio holdings of clients of Hughes Capital Management, Inc.

3.	Mr. Spalding is treated as an “interested person” of the JPMorgan Funds due to his ownership of JPMorgan Chase & Co. stock.

4.	“Fund Complex” comprises the five funds of the Trust, the Pacholder Fund, and the 138 funds of the registered investment companies overseen by the JPMorgan Funds Board. If the Nominees are elected for the Trust and the Pacholder Fund, they will oversee a total of 144 funds.

5.	Includes companies with a class of securities registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, other than the Fund.

Fund Shares Owned by Nominees

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds solicited by this Proxy Statement as of December 31, 2008. The information as to beneficial ownership is based on statements furnished to the Trust by each Nominee. Beneficial ownership means having directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest in shares of a Fund, and includes shares of the Fund held by members of the person’s immediate family sharing the same household; provided, however, that the presumption of such beneficial ownership may be rebutted. Each Nominee’s individual beneficial shareholdings of a Fund constitute less than 1% of the outstanding shares of the Fund.

Name of Nominee	Dollar Range of Fund Shares Beneficially Owned[1]	Aggregated Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies[2]
Disinterested Nominees
William J. Armstrong	None	None
John F. Finn	None	None
Dr. Matthew Goldstein	None	None
Robert J. Higgins	None	None
Marilyn McCoy	None	None
Peter C. Marshall	None	None
William G. Morton, Jr.	None	None
Robert A. Oden, Jr.	None	None
Fergus Reid III	None	None
Frederick W. Ruebeck	None	None
James J. Schonbachler	None	None

Name of Nominee	Dollar Range of Fund Shares Beneficially Owned[1]	Aggregated Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies[2]
Interested Nominees
Frankie D. Hughes*	None	None
Leonard M. Spalding, Jr.**	None	None

(1)	The Trust does not offer any pension or retirement plan benefits to its directors or officers.

(2)	“Family of Investment Companies” includes only the Funds and the Pacholder Fund. It does not include the JPMorgan Funds.

*	Ms. Hughes is treated as an “interested person” of the JPMorgan Funds based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” of the JPMorgan Funds due to his ownership of JPMorgan Chase & Co. stock.

Audit Committee, Nominating Committee and Board Meetings

The Board has an audit committee (the “Audit Committee”) comprised entirely of trustees who are not “interested persons” of the Funds, the Funds’ investment adviser or its affiliates as that term is defined in the Investment Company Act of 1940 Act (“1940 Act”). The current members of the Audit Committee are Jerry B. Lewis, Cheryl M. Ballenger, Kenneth Whipple, Jr., John F. Williamson, and John Rettberg. The Audit Committee operates pursuant to a written charter, which was adopted in September 2005 and reviewed on December 11, 2008. The Audit Committee is responsible for conferring with the Funds’ independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual and semi-annual financial statements and recommending the selection of the Funds’ independent accountants. Jerry B. Lewis, Chairman of the Audit Committee, has been designated as an audit committee financial expert. Mr. Lewis is an independent trustee of the Funds. A copy of the Audit Committee Charter is attached as Exhibit B.

The Board has a nominating committee composed entirely of trustees who are not “interested persons” of the Funds, the Funds’ investment adviser or its affiliates as that term is defined in the 1940 Act (the “Nominating Committee”). The members of the Nominating Committee are Jerry B. Lewis, Cheryl M. Ballenger, Kenneth Whipple, Jr., John F. Williamson, and John Rettberg. The Nominating Committee does not have a charter. Pursuant to the Trust’s Policies for Board Governance, the Nominating Committee selects and nominates prospective candidates. The Nominating Committee evaluates candidates on their ability to continue to contribute to the independence and effectiveness of the Board. The Nominating Committee may consider candidates submitted by shareholders of the Funds.

Shareholders can submit recommendations in writing to the attention of the Nominating Committee at 245 Park Avenue, New York, New York 10167. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates identified by the Nominating Committee.

The current Board has served since the Funds’ inception except for Mr. Williamson who was elected April 11, 2008. For the calendar year ended December 31, 2008, the Board met four times. The Audit Committee held four meetings during 2008. The Nominating Committee met once during 2008. The Board does not have a formal policy regarding trustee attendance at the Funds’ meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she serves.

It is contemplated that, if elected, the new trustees will appoint the members of the Audit Committee and Nominating Committee. It is also anticipated that William Armstrong will be presented to the Funds’ Board to be designated as an audit committee financial expert. Mr. Armstrong has been designated as an audit committee financial expert of the JPMorgan Funds.

Officers of the Fund

The officers of the Fund are elected by and hold office at the discretion of the Board. The following table sets forth information concerning each executive officer of the Trust as well as the Chief Compliance Officer and the Secretary. Except as indicated below, the officers have served in these capacities since the Funds’ inception.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George C.W. Gatch 245 Park Avenue New York, New York 10167 (1962)	President	Position held since 2005
Managing Director, JPMIM, Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert L. Young 1111 Polaris Parkway, Columbus, OH 43240 (1963)	Senior Vice President	Position held since 2005
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski 245 Park Avenue New York, NY 10167 (1960)	Vice President, Chief Administrative Officer and Treasurer	Position of Vice President and Chief Administrative Officer held since 2005; Treasurer since 2008	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison; previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Funds since 2001.
Jessica K. Ditullio 1111 Polaris Parkway Columbus, OH 43240 (1962)	Secretary	Position held since 2008
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Stephen M. Ungerman 245 Park Avenue New York, NY 10167 (1953)	Chief Compliance Officer	Position held since 2005	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Compensation of Directors and Officers

For the calendar year ended December 31, 2008, the Trust paid each director who is not an employee of the Fund’s investment adviser or any corporate affiliate of the adviser as follows:

Name of Director	Aggregate Compensation From the Trust[1]	Total Compensation From the Fund Complex[1]
Cheryl Ballenger	$26,735	$44,750
Jerry B. Lewis	$26,735	$44,750
John F. Ruffle	$26,735	$44,750

Name of Director	Aggregate Compensation From the Trust[1]	Total Compensation From the Fund Complex[1]
John Rettberg	$26,735	$44,750
Kenneth Whipple	$26,735	$44,750
John F. Williamson	$12,837	$43,383

(1)	The Trust does not offer any pension or retirement plan benefits to its directors or officers.

(2)	“Fund Complex” comprises the Funds, the Pacholder Fund and the 5 funds of J.P. Morgan Series Trust II.

The officers of the Trust, with the exception of the Chief Compliance Officer, receive no direct remuneration from the Trust and are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Fund. Each Fund makes reimbursement payments on a pro-rata basis to the Trust’s administrator for a portion of the fees associated with the Office of the Chief Compliance Officer.

The following table sets forth the information concerning the compensation paid by the Funds to the Nominees during the calendar year ended December 31, 2008.

Name and Position	Aggregate Compensation From the Trust[1]	Aggregate Compensation from the Fund Complex[2]
Disinterested Nominees
William J. Armstrong	None	$264,000
John F. Finn	None	$0	ˆ
Dr. Matthew Goldstein	None	$253,000
Robert J. Higgins	None	$0	ˆˆ
Marilyn McCoy	None	$264,000
Peter C. Marshall	None	$286,000
William G. Morton, Jr.	None	$220,000
Robert A. Oden, Jr.	None	$154,000	ˆˆˆ
Fergus Reid III	None	$418,000
Frederick W. Ruebeck	None	$253,000
James J. Schonbachler	None	$220,000

Interested Nominees
Frankie D. Hughes*	None	$124,361	ˆˆˆˆ
Leonard M. Spalding, Jr.**	None	$264,000

(1)	The Trust does not offer any pension or retirement plan benefits to its directors or officers.

(2)	“Fund Complex” comprises the Funds, Pacholder High Yield Fund, Inc. and the 138 JPMorgan Funds.

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase & Co. stock.

ˆ	Does not include $220,000 of deferred compensation.

ˆˆ	Does not include $253,000 of deferred compensation.

ˆˆˆ	Does not include $66,000 of deferred compensation.

ˆˆˆˆ	Includes amounts paid to Ms. Hughes prior to her November 14, 2008 for her participation in board meetings and service as a Trustee nominee for the JPMorgan Funds.

Shareholder Approval: Proposal 1, the election of the Trustees, must be approved by a majority of the outstanding shares voted at the Meeting at which a quorum exists. The votes of all Funds will be counted together with respect to the election of each Trustee. Shareholders of record are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
OF THE FUNDS VOTE “FOR” THE ELECTION OF EACH
NOMINEE TO THE BOARD OF TRUSTEES AS SET FORTH IN PROPOSAL 1

PROCEDURES FOR COMMUNICATIONS TO THE BOARD

The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual director, a shareholder must send written communications to 245 Park Avenue, New York, New York 10167, addressed to the Board of Trustees of JPMorgan Institutional Trust or the individual director. All shareholder communications received in accordance with this process will be forwarded to the Board or the individual director.

SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

OTHER BUSINESS

The management of the Funds knows of no other business that may come before the Special Meeting. If any additional matters are properly presented at the meeting, the persons named in the accompanying proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

INFORMATION CONCERNING THE ADVISER AND THE ADMINISTRATOR

J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167 serves as the Funds’ investment adviser. JPMorgan Funds Management, Inc., 1111 Polaris Parkway, Columbus, OH 43240 serves as the Funds’ administrator. J.P. Morgan Funds Management, Inc. and J.P. Morgan Investment Management Inc. are indirect wholly owned subsidiaries of JPMorgan Chase & Co.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for the fiscal year ending February 28, 2009. PwC will also prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the adviser, is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar years ended December 31, 2007 and December 31, 2008.

Audit Fees

The aggregate fees billed by PwC for professional services rendered for the audit of the Funds’ annual financial statements, and the review of the financial statements included in the Funds’ reports to shareholders, for the calendar years ended December 31, 2007 and December 31, 2008 were $103,500 and $103,500, respectively.

Audit-Related Fees

The aggregate fees billed by PwC for professional services rendered reasonably related to the performance of the audit or review of the Trust’s financial statements for the calendar years ended December 31, 2007 and December 31, 2008 were $14,700 and $14,700, respectively. Audit-related fees include amounts for attestation services and review of internal controls.

Tax Fees

The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the calendar years ended December 31, 2007 and December 31, 2008 were $23,100 and $23,100, respectively. Tax fees include amounts for tax compliance, tax planning and tax advice.

All Other Fees

There were no fees billed by PwC for professional services rendered for services other than audit, audit related, and tax compliance, tax advice and tax planning for the calendar years ended December 31, 2007 and December 31, 2008.

The aggregate non-audit fees billed by PwC for professional services rendered to the Funds, the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the adviser for the calendar years ended December 31, 2007 and December 31, 2008 were $19,860,662 and $24,787,715, respectively. Such fees were for audit and attest services not required by statute or regulation and the audits of third party entities; and tax fees. All non-audit services discussed above were pre-approved by the Audit Committee, who considered whether these services were compatible with maintaining PwC’s independence.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about March 3, 2009. Only shareholders of record as of the close of business on the Record Date, February 23, 2009, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed election of Trustees. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for election of the thirteen (13) Trustees. It is expected that proxies for the election of trustees will be voted at the Meeting. However, under certain circumstances, management may recommend, or the Board itself may determine, that the Board transition should be postponed or terminated, and in that case the Meeting will be postponed in order for further actions to be taken.

Quorum

A majority of the outstanding shares of the Trust entitled to vote shall constitute a quorum at the Meeting for those actions on which a vote of all shareholders of the Trust is required. A majority of the outstanding shares of each Fund entitled to vote on which a vote of all shareholders of a Fund is required shall constitute a quorum at the Meeting with respect to that Fund.

Voting Requirement

Trustees receiving the vote of a majority of the outstanding shares of the Trust voted at the Meeting at which a quorum exists will be elected to the Board of Trustees of the Trust as described in Proposal 1.

Shareholders of the Funds are entitled to one vote for each dollar of Net Asset Value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any. With regard to the election of trustees, votes may be cast FOR all trustees or the authority to vote may be WITHHELD either with respect to all of the trustees or any individual trustee. With regard to the other proposals, votes may be cast IN FAVOR OF or AGAINST each proposal or the shareholder may abstain from voting.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Shares represented by properly executed proxy cards that constitute abstentions and withheld votes will have the effect of a vote against any such adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS, VOTES WITHHELD, AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions, votes that are withheld, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and votes that are withheld will have the effect of a vote against Proposal 1 and broker non-votes will have no effect on Proposal 1. Abstentions, votes that are withheld and broker non-votes will effectively be a vote against the other Proposals. In addition, the persons named as proxies will not vote any proxy that directs them to abstain from voting on a proposal. As described above in the section entitled “Adjournments” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

In addition to solicitation by mail, solicitations on behalf of the Board may be made by telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. In addition, JPMIM or its affiliates may make solicitations on behalf of the Board by telephone or other means. The costs of the Special Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Funds. The Funds will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners. As the meeting date approaches, shareholders of the Funds may receive a call from JPMIM or its affiliates if the Funds have not yet received their vote. The representative of JPMIM or its affiliates, although permitted to answer questions about the process for voting via mail, telephone or the internet, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Name of Fund	Number of Shares
Core Bond Trust	248,995,350.48
Intermediate Bond Trust	29,498,767.06
Equity Index Trust	26,827,165.07

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit A.

SHAREHOLDER REPORTS

The Funds’ Annual Report for the fiscal year ended February 29, 2008 and Semi-Annual Report for the six months ended August 31, 2008 may be obtained without charge by calling your client service manager or by writing to c/o JPMorgan Institutional Trust, 245 Park Avenue, New York, New York 10167. To reduce expenses and conserve natural resources, a single copy of the proxy will be sent to individual shareholders who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive a separate copy of the proxy without charge, please call your client service manager or write the Funds at: JPMorgan Institutional Trust, 245 Park Avenue, New York, New York 10167.

JPM 3/09

EXHIBIT A
PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of February 23, 2009, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below (*) holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

FUND	SHAREHOLDER/ADDRESS	PERCENTAGE HELD
CORE BOND TRUST	JPMIM AS AGENT FBO ROCKWELL ATTN CLIENT SERVICES 1111 POLARIS PKWY STE 3F COLUMBUS OH 43240-2031	10.38%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	54.00%

EQUITY INDEX TRUST	JPMIM AS AGENT FOR FIRST ENERGY CORP NDT NON QUALIFIED EQUITIES ATTN CLIENT SERVICES 1111 POLARIS PKWY FL 3 # OH1-0213 COLUMBUS OH 43240-2031	12.56%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	81.13%

INTERMEDIATE BOND TRUST	JPMIM AS AGENT FBO BRUNSWICK ATTN CLIENT SERVICES 1111 POLARIS PKWY STE 3F COLUMBUS OH 43240-2031	23.71%

	JPMIM AS AGENT FBO TEXTRON ATTN CLIENT SERVICES 1111 POLARIS PKWY STE 3F COLUMBUS OH 43240-2031	12.53%

FUND	SHAREHOLDER/ADDRESS	PERCENTAGE HELD
	JPMIM AS AGENT FBO UHC ATTN CLIENT SERVICES 1111 POLARIS PKWY STE 3F COLUMBUS OH 43240-2031	5.60%

	JPMIM AS AGENT FBO UHHS ATTN CLIENT SERVICES 1111 POLARIS PKWY STE 3F COLUMBUS OH 43240-2031	12.60%

	JPMIM AS AGENT FOR POLYONE ATTN CLIENT SERVICES 1111 POLARIS PKWY STE 3F COLUMBUS OH 43240-2031	9.98%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	28.61%

Exhibit B

JPMorgan Series Trust II
JPMorgan Fleming Series Trust
JPMorgan Institutional Trust
(the “Trusts”)

AUDIT COMMITTEE CHARTER
(as approved and adopted by the Trusts’
Board of Directors on September 2005)

I. COMMITTEE ORGANIZATION

The Audit Committee, a committee established by the Board of Directors, will be comprised solely of members of the Board of Directors who are not considered “interested persons” of the Fund under the Investment Company act of 1940, as amended. In addition, to be considered independent a member may not, other than in his or her capacity as a member of the Board, the Audit Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund.

In appointing members of the Committee, the Board will take in to account the education and experience of existing and potential members. It is expected that, under normal circumstances, the Board will designate at least one qualified member of the Committee as an “audit committee financial expert” under regulations adopted by the Securities and Exchange Commission (“SEC”). This designation will not reduce the responsibility of the other Committee members, nor will it increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Committee and of the Board.

If a Chair of the committee has not been designated by the Board of Directors, the members of the Committee may designate a Chair by majority vote. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. A quorum will consist of 50% of the Committee members.

The Audit Committee will hold regular meetings at least twice annually. Special meetings may be called at any time by the Chairman of the Audit Committee or at the request of the independent public accountants (“Auditors”). The Committee may ask members of management, independent legal counsel, or others to attend Committee meetings and provide pertinent information as necessary. The Fund’s secretary will serve as Secretary of the Committee.

II. DUTIES AND RESPONISBILITIES

The function of the Audit Committee is oversight of (i) the Fund’s accounting and financial reporting policies and practices, (ii) its internal controls and (iii) its financial statements. It is management’s responsibility to maintain appropriate systems for accounting, and disclosure controls and internal controls, and the Auditor’s responsibility to plan and carry out a proper audit. The Committee acts as a liaison between the Fund’s Auditors and the full Board of Directors.

III. AUTHORITY AND RESOURCES

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

IV. POLICIES AND PROCEDURES

The Audit Committee believes its policies, practices and procedures may change from time to time and should remain flexible, in order to best react to changing business conditions, regulatory requirements and audit committee practices. Nevertheless, in meeting its responsibilities, the Audit Committee is expected to:

A. Auditors

•	Review and recommend to the Board of Directors the Auditors to be selected (in accordance with applicable law) to audit the Fund’s financial statements and prepare the Fund’s tax returns. The Committee will be directly responsible for the appointment and oversight of the Auditors employed by the Fund (including resolution of any disagreement between management and the Auditors regarding financial reporting), and approval of the Auditors’ compensation. The Auditors will report directly to the Committee. The Committee will also be responsible for reviewing and recommending to the Board any proposed termination of the Auditors.

•	Pre-approve all audit and permissible non-audit services for the Fund that the Committee considers compatible with maintaining the Auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Fund, J.P. Morgan Investment Management inc. (“JPMorgan”), and any entity controlling, controlled by, or under common control with JPMorgan that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund the Committee may designate one or more members of the Committee to review and pre-approve audit and permissible non-audit services. Decisions made by the designated Audit Committee members must be reported to the full Committee at its next regularly scheduled meeting.

•	Review with the Auditors the proposed audit scope and plan for the current year, directing the attention of the Auditors to specific matters or areas deemed by the Committee to be of special significance.

•	Confirm the independence of the Auditors by obtaining periodic written confirmations from the audit firm as to its continued independence under applicable laws and regulations.

B. Periodic Activities

With management and the Auditors:

•	Review the Fund’s annual financial statements and the results of the Auditor’s examination of, and the report on, the annual financial statements.

•	Review any significant changes required in the independent Auditors’ audit plan, and any difficulties or disputes with management encountered during the course of the audit.

•	Review reports from the Auditors concerning critical accounting policies and practices used by the Fund, and all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Fund management, including ramifications of the use of such alternatives, and the Auditors’ preferred treatment, if any.

•	Review other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

•	Review any reports on the adequacy and effectiveness of the fund’s systems of internal control (including disclosure controls and procedures) and seek, through management representation and the audit, assurance that control systems are in place and regularly monitored.

•	Review reports (if any) from the fund’s principal executive officer or principal financial officer regarding (i) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data, (ii) material weaknesses in internal controls, or (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.

•	Elicit any recommendations for improvement of existing systems or where new or more detailed controls or procedures are desirable.

•	Review any correspondence sent to the Audit Committee by the Auditors.

C. General

•	Provide an open avenue of communication among management, the Auditors and the Board of Directors.

•	Report Audit Committee actions to the Board of Directors, with such recommendations as the Committee may deem appropriate.

•	Meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee (e.g., the level of cooperation received during the audit, the professional qualities of the independent auditors and management).

•	Investigate any significant matter brought to its attention within the scope of its duties and responsibilities.

•	Provide management with any comments on financial statements for the Fund’s semi-annual report to shareholders.

•	Perform any other functions assigned by law, the Fund’s charter or bylaws, or the Board of Directors.

•	Review this Charter at least annually and recommend any proposed changes to the full Board of Directors.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	JPMOR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JPMORGAN INSTITUTIONAL TRUST

Vote on Trustees 1. To elect a Board of thirteen Trustees
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. ______________________________________________________
	Nominees:		☐	☐	☐
	01) Fergus Reid, III 02) William J. Armstrong 03) John F. Finn 04) Dr. Matthew Goldstein 05) Robert J. Higgins 06) Peter C. Marshall 07) Marilyn McCoy	08) William G. Morton, Jr. 09) Robert A. Oden, Jr. 10) Frederick W. Ruebeck 11) James J. Schonbachler 12) Frankie D. Hughes 13) Leonard M. Spalding, Jr.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Vote on Proposal

2.	To consider and act upon such other business as may properly come before the Meeting and any adjournments thereof.

Please be sure to sign and date this proxy card.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

JPMOR2

JPMORGAN INSTITUTIONAL TRUST
245 Park Avenue, New York, New York 10167

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2009

FUND NAME PRINTS HERE

The undersigned hereby appoints Wendy Setnicka and Kristin Riggers, and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote all the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on April 22, 2009, and at any adjournment thereof.

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of JPMorgan Institutional Trust (the “Trust”) on behalf of JPMorgan Core Bond Trust ("Core Bond Trust"), JPMorgan Intermediate Bond Trust (“Intermediate Bond Trust”), and JPMorgan Equity Index Trust (“Equity Index Trust”) (each, a “Fund”, collectively, the “Funds”). Executed proxies that are unmarked will be voted for the election of each nominee for trustee, and for or against any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE TRUST OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN THIS CARD ON THE REVERSE SIDE. YOUR INSTRUCTION CARD IS NOT VALID UNLESS IT IS SIGNED.